-2-



Prime Value Obligations Fund
(A Portfolio of Money Market Obligations Trust)

Institutional Shares
Institutional Capital Shares
Institutional Service Shares
----------------------------------------------------------------------------
SUPPLEMENT TO THE PROSPECTUSES DATED SEPTEMBER 30, 2003

The following is effective April 20, 2004.

For the combined Institutional Shares prospectus and the combined Institutional Service Shares prospectus, under the section entitled "How to Redeem Shares" and sub-section "Limitations on Redemption Proceeds", please replace the first heading entitled "Government Fund, Treasury Fund, Prime Fund and Prime Cash Fund" with "Government Fund, Treasury Fund, Prime Fund, Prime Cash Fund and Prime Value Fund", and replace the second heading entitled "Government Tax-Managed Fund, Municipal Fund, Prime Value Fund and Tax-Free Fund" with "Government Tax-Managed Fund, Municipal Fund and Tax-Free Fund."

For the combined Institutional Capital Shares prospectus, under the section entitled "How to Redeem Shares" and sub-section "Limitations on Redemption Proceeds", please replace the first heading entitled "Treasury Fund and Prime Cash Fund" with "Treasury Fund, Prime Cash Fund and Prime Value Fund", and replace the second heading entitled "Municipal Fund and Prime Value Fund" with "Municipal Fund".




                                                              April 27, 2004

[Federated Logo]
Money Market Obligations Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com


Federated Securities Corp., Distributor

Cusip 60934N583
Cusip 60934N567
Cusip 60934N575
30468 (4/04)